AMENDMENT NO. 2 TO RECEIVABLES PURCHASE AGREEMENT

THIS AMENDMENT NO. 2 TO RECEIVABLES PURCHASE AGREEMENT, dated as of April 1, 2014 (this “Amendment”), is among:

(a) Ferrellgas Receivables, LLC, a Delaware limited liability company (“Seller”),

(b) Ferrellgas, L.P., a Delaware limited partnership (“Ferrellgas”), as initial Servicer (the initial Servicer together with Seller, the “Seller Parties” and each a “Seller Party”),

(c) Wells Fargo Bank, N.A., individually (“Wells” or a “Purchaser”),

(d) Fifth Third Bank, individually (“Fifth Third” or a “Purchaser”) and as a co-agent (a “Co-Agent”),

(e) SunTrust Bank, individually (“SunTrust” or a “Purchaser”) and as a co-agent (a “Co-Agent”), and

(f) Wells, as administrative agent for the Purchasers (hereinafter defined) (together with its successors and assigns, the “Administrative Agent” and, together with the Co-Agents, the “Agents”).

PRELIMINARY STATEMENTS

A. The Seller Parties, the Purchasers and the Agents are party to that certain Receivables Purchase Agreement dated as of January 19, 2012 (as modified from time to time, the “Agreement”; capitalized terms used and not otherwise defined herein shall have the meanings attributed thereto in the Agreement).

B. The Seller Parties have requested that the Purchasers and the Agents agree to amend the Agreement as set forth in Section 1 below.

C. The Agents and the Purchasers are willing to agree to the requested amendments, on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby further agree as follows:

Section 1. Amendment. Schedule A to the Agreement is hereby amended to provide that solely for the month of April 2014, the Commitments will be as follows:

	Wells Fargo Bank, N.A. 42%	SunTrust Bank 29%	Fifth Third Bank 29%	Aggregate Commitment 100%

April 2014	$79,800,000.00	$55,100,000.00	$55,100,000.00	$190,000,000.00

Section 2. Representations and Warranties. Each Seller Party hereby represents and warrants to the Agents and the Purchasers, as to itself, as of the date hereof that:

2.1. The execution and delivery by such Seller Party of this Amendment, and the performance of its obligations under the Agreement as amended hereby, are within its organizational powers and authority and have been duly authorized by all necessary action on its part. This Amendment has been duly executed and delivered by such Seller Party.

2.2. After giving effect to this Amendment, each of such Seller Party’s representations and warranties set forth in Section 5.1 of the Agreement is true and correct in all material respects as of the date hereof (except for such representations and warranties that speak only as of an earlier date, in which case they are true and correct as of such date).

Section 3. Conditions Precedent. This Amendment shall become effective as of the date specified in the preamble hereto upon satisfaction of each of the following conditions precedent:

3.1. The Administrative Agent shall have received counterparts hereof duly executed by each the Seller Parties, the Agents and the Required Purchasers.

3.2. All reasonable fees and disbursements of Barnes & Thornburg LLP in connection with the preparation of this Amendment for which the Seller has received an invoice shall have been paid in full.

Section 4. Miscellaneous.

4.1. Except as expressly amended hereby, the Agreement remains unaltered and in full force and effect.

4.2. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK.

4.3. SELLER PARTY HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, AND EACH SELLER PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF ANY AGENT OR ANY PURCHASER TO BRING PROCEEDINGS AGAINST ANY SELLER PARTY IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY SELLER PARTY AGAINST ANY AGENT OR ANY PURCHASER OR ANY AFFILIATE OF ANY AGENT OR ANY PURCHASER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR THE AGREEMENT AS AMENDED HEREBY SHALL BE BROUGHT ONLY IN A COURT IN NEW YORK, NEW YORK.

4.3. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT, THE AGREEMENT AS AMENDED HEREBY OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

4.4. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy).

4.5. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Any executed counterpart of this Amendment that is delivered by facsimile or electronic mail message attaching a         .PDF or other image of such executed counterpart shall, to the fullest extent permitted by applicable law, have the same force and effect as an original of such executed counterpart.

4.6. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

FERRELLGAS RECEIVABLES, LLC

By: /s/ J. Ryan VanWinkle—
Name: Title:	J. Ryan VanWinkle Executive Vice President and Chief Financial Officer

FERRELLGAS, L.P.

By: Ferrellgas, Inc., its General Partner

By: /s/ J. Ryan VanWinkle—
Name: Title:	J. Ryan VanWinkle Executive Vice President and Chief Financial Officer

WELLS FARGO BANK, N.A.,
Individually as Purchaser and as Administrative Agent

By: /s/ Eero Maki—
Name: Title:	Eero Maki Senior Vice President

SUNTRUST BANK,

Individually as Purchaser and as a Co-Agent

By: Name: Title:	/s/ Kyle Shenton Kyle Shenton Vice President

FIFTH THIRD BANK, individually as Purchaser and as a Co-Agent

By: /s/ Kevin Gusweiler—

Name: Title:	Kevin Gusweiler Officer